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                                                                    EXHIBIT 99.1



  DURA AUTOMOTIVE EVALUATES STRATEGIC ALTERNATIVES FOR SELECT GERMAN OPERATIONS


         ROCHESTER HILLS, Mich., February 9 -- DURA Automotive Systems, Inc. (Nasdaq: DRRA), today announced it is evaluating strategic alternatives involving manufacturing operations located in Lage, Lippstadt and Rotenburg, Germany.

         The operations involved each benefit from unique proprietary processes and products to a host of automotive and non-automotive customers and have been important contributors to DURA for many years. The products include high tolerance stamping, fine blanking, cold forming, tube forming, welding and assembly. DURA has not ultimately decided whether a sale or a growth strategy would maximize contribution to the organization and would consider a sale of these operations only if the transactions are value creating for the Company's shareholders. DURA intends to look carefully at how the customers of these operations would best be served, and has no intention of closing or consolidating any of the operations mentioned. Each operation is profitable and maintains high customer satisfaction metrics within a stable customer base.

         Larry Denton, chairman, president and chief executive officer stated, "DURA continues to receive expressions of interest relating to the possible acquisition of certain Germany-based operations. As a result of these continuing inquiries, we believe the best interests of our shareholders are served through a full review of strategic alternatives with respect to these operations, including evaluation of further growth alternatives and divestiture options."

         DURA has retained the investment banking firm of W.Y. Campbell & Company to act as its financial adviser to assist in developing alternatives, including solicitation of interest from prospective acquirers without prejudice.

ABOUT DURA AUTOMOTIVE SYSTEMS, INC.

         DURA Automotive Systems, Inc., is a leading independent designer and manufacturer of driver control systems, seating control systems, glass systems, engineered assemblies, structural door modules and exterior trim systems for the global automotive industry. The company is also a leading supplier of similar products to the recreation vehicle (RV) and specialty vehicle industries. DURA sells its automotive products to every North American, Japanese and European original equipment manufacturer (OEM) and many leading Tier 1 automotive suppliers. DURA is headquartered in Rochester Hills, Mich. Information about DURA and its products is available on the Internet at www.duraauto.com.

Safe Harbor Under The Private Securities Litigation Act of 1995

                                     (more)

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Certain statements contained in this news release that are not historical facts constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbors created by that Act. Forward-looking statements may be identified by words such as "estimates," "anticipates," "projects," "plans," "expects," "believes," "should," and similar expressions, and by the context in which they are used. Such statements are based only upon current expectations of Dura Automotive Systems, Inc. Any forward-looking statement speaks only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied. Dura Automotive Systems, Inc. undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.

Statements concerning expected financial performance, business strategies and action, which Dura Automotive Systems, Inc. intends to pursue to achieve its strategic objectives, constitute forward-looking information. Implementation of these strategies and achievement of such financial performance are subject to numerous conditions, uncertainties and risk factors, which could cause actual performance to differ materially from the forward-looking statements. These include, but are not limited to, the ability of Dura Automotive Systems, Inc. to identify and execute viable strategic alternatives, Dura Automotive Systems, Inc.'s continuing to maintain its current growth and profitability and overall economic conditions and other business factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.





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